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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                 0-22356                               58-20583
(State or other jurisdiction              (Commission File Number)           (IRS Employer Identification No.)
      of incorporation)

                             171 Crossroads Parkway
                             Savannah, Georgia 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
                         (Registrant's telephone number,
                              including area code)

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                                TABLE OF CONTENTS

Item 5. Other Events.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits SIGNATURES
PRESS RELEASE
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Item 5. Other Events.

Attached hereto is a press release issued by Friedman's Inc. on May 14, 2004, the text of which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (c)  Exhibits

        The following exhibits are filed as a part of this report:

Exhibit
Number                                  Description
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99.1                        Press Release dated May 14, 2004
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Friedman's Inc.
                                        (Registrant)

Date: May 19, 2004                      By: /s/Allan M. Edwards
                                           Allan M. Edwards
                                           Chairman of the Board of Directors

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